UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2014

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2014

ANNUAL REPORT

for the year ended December 31

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

	For the year ended December 31,
	2014		2013
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of year	$639,974,092	$73.94	$511,150,166	$59.06
Net realized and unrealized gain on investments	$91,376,630	$10.56	$153,710,062	$17.76
Net investment income	1,239,865	0.14	1,079,584	0.12
Distributions to Common shareholders	(36,352,008)	(4.20)	(25,965,720)	(3.00)
Net changes during year	$56,264,487	$6.50	$128,823,926	$14.88
End of year	$696,238,579	$80.44	$639,974,092	$73.94

Common market price per share	$72.13		$67.10
Common market discount from net asset value	10.33%		9.14%

DESCRIPTION OF THE COMPANY

Source Capital, Inc. is a diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital's Common Stock is listed and traded on the New York Stock Exchange, and there are currently 8,655,240 shares outstanding. Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity in contrast with fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2014 Investment Portfolio Returns

Total net assets of Source Capital amounted to $696,238,579 at December 31, 2014, or $80.44 of net asset value per Common share. This compared with Common equity of $639,974,092, and net asset value per Common share of $73.94 one year ago. These changes reflect payments to shareholders totaling $36,352,008. Source Capital recorded a positive total investment return during 2014 of 14.9% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's flexible distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income, but not in excess of cumulative earnings.

A quarterly distribution on the Common shares of $1.80 per share was paid on December 15, 2014, to shareholders of record on November 21, 2014. This distribution, comprised of the regular quarterly distribution of $0.80 per share plus a special distribution of $1.00 per share (for a total of $1.80 per share), was paid as a result of substantial capital gains realized during the year.

On February 9, 2015, the Board of Directors voted to increase the current distribution rate by $0.05 a Common share and declared a regular quarterly distribution of $0.85 a Common share, payable March 15, 2015. Consistent with Source Capital's flexible distribution policy, this increase primarily reflects the rise in net asset value for the year ended December 31, 2014.

Market Prices and Shareholder Returns

In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

The following table presents 2014 market return for Common shareholders:

Change in Market Value:
NYSE Closing Price — 12/31/2014	$72.13
NYSE Closing Price — 12/31/2013	67.10
Net change in 2014	$5.03
Distributions in 2014	4.20
Total return — Amount	$9.23
Total return — Percent	13.8%

Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 14.2% during 2014. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 38 years since its inception experienced a positive annual compound rate of return of 14.9%.

Commentary

Performance

As shown on the following table, Source's portfolio was up about 12% during the fourth quarter, well above to the benchmarks, and also demonstrating excellent long-term results as can be seen in the following table.

Periods Ended December 31, 2014

Fund/Index	QTR	1 Year	3 Years**	5 Years**	10 Years**	15 Years**	20 Years**
Source Capital (NAV)	12.33%	14.93%	20.23%	15.72%	8.72%	10.63%	12.70%
Russell 2500	6.77%	7.07%	19.97%	16.36%	8.72%	8.59%	11.21%
S&P 500	4.93%	13.69%	20.41%	15.45%	7.67%	4.24%	9.85%
NASDAQ	5.70%	14.75%	23.60%	17.19%	9.15%	1.80%	N/A

**  Annualized.

Ranking individual portfolio positions by performance contribution, the top five were as follows:

Positive Contribution
CarMax	2.9%
O'Reilly	2.6%
HNI	1.5%
Signet	1.3%
Knight	1.2%
9.5%

The bottom five contributors were:

  Negative Contribution

FMC	(0.5)%
Noble	(0.4)%
Maxim	(0.3)%
Microchip	(0.2)%
Aggreko	(0.1)%
(1.5)%

Overall, the best performers were retailers. The worst were found in oil and gas and technology.

The table below shows Source's returns over the last five years.

Fund/Index	2010	2011	2012	2013	2014
Source Capital (NAV)	30.75%	-6.04%	15.55%	30.87%	14.93%
Russell 2500	26.70%	-2.50%	17.88%	36.80%	7.07%
S&P 500	15.06%	2.11%	16.00%	32.39%	13.69%

While we have no way to predict future performance, we would suggest that returns of a similar magnitude over the next five years are unlikely.

One of the tactics we try to employ in managing the Company's portfolio is minimizing shareholder tax liability. A benefit of our long-term holding periods is that it keeps as much as possible of our shareholders capital working for them with no premature "sharing" with federal and state income tax collectors.

Portfolio company managements need to be closely monitored, because from time to time they take actions with which we disagree. For example, last year Zebra Technologies management announced some major changes to its business, which would, in our opinion, undermine its balance sheet, negatively transform its business model, and force management to operate parts of the business in which they lacked experience.

We felt the risk for Zebra shareholders was changing and not in a favorable direction. We met with management and made our views known, but to no avail.

When this decline in the fundamentals of the business was combined with a volatile stock price we seized on the opportunity to sell out our entire position. While not the ideal outcome, we felt it was a lot better than potential alternatives under their new model.

We'd like to comment this quarter on Nordson, a company in the portfolio for the past year, and which now sits at about a 2% holding. Nordson manufactures and markets products and systems used for dispensing adhesives, coatings and sealants. Markets served include consumer packaging, non-wovens, electronics, medical, appliances, energy, transportation and construction.

It is most useful to look at Nordson through the windows of its three global operating segments. First and most important is adhesives, characterized by high margins, attractive growth, and a strong competitive position. Typical applications are non-wovens for products like baby diapers and adult incontinence, sold to companies like Kimberly-Clark and Proctor & Gamble. Segment operating margin is about 25%

The next important segment in Nordson's business model is technology, driven by advances in circuit board design as well as inspection and test. As might be expected, these markets are dynamic, often rapidly growing, and include electronics, medical, and diverse industrial markets

Operating margin in this advanced technology segment has been improving and is now between 20 and 25%.

Finally, Nordson has an industrial coating segment. This is the application of paint and other coatings, mostly in a factory environment. Most significant markets and applications include appliances, lawn and garden, wood working and construction. Operating margins in this segment are at best an unexciting 15%.

It is notable that segment profitability varies a good deal and what is only a decent return at coatings (about 15%), is vastly improved at the other two segments (close to 25%). Other of the more dynamic aspects of the business which also need to be noted.

•  Sales growth has been steady in the more attractive segments.

•  Overall company operating margins have nearly doubled over the past ten years.

•  Coatings represent only about 15% of total sales, and are a declining percent.

•  Merger and acquisition capital has been directed toward the more attractive segments. The plan is that improved profitability at existing operations and judicious reinvestment of cash flows should yield a steady improvement of rates of return throughout the business.

It might be of some value to compare Nordson to another similar portfolio company, owned for a longer period, specifically Graco.

•  Graco was first purchased for the Source portfolio in 1996 and held continuously to the present.

•  Its most important business segment is industrial coatings, where it typically earns operating margins of 30-35%, compared to 15% at Nordson.

•  Graco's business model currently overlaps Nordson's in several respects.

•  Another key Graco business is selling paint sprayers to painting contractors, mostly through retailers like Home Depot and Sherwin-Williams. This business is economically sensitive, but does earn attractive margins and is showing good growth in Europe and Asia, as the merits of spray vs roller and brush are gradually better understood.

•  Both companies have strong historical M & A performance and have deployed cash flow resources judiciously.

Nordson and Graco

Three different though similar business lines
Overall excellent margins
Barriers to entry
Re-investment opportunities
Long track records

We are pleased to receive reader feedback to shareholder letters at the email address, source@fpafunds.com.

Thank you for your continued support and trust.

Eric S. Ende

President and
Chief Investment Officer

February 9, 2015

SOURCE CAPITAL, INC.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

December 31, 2014
(Unaudited)

Common Stocks		97.0%
Retailing	31.8%
Producer Durable Goods	23.9%
Business Services & Supplies	17.6%
Transportation	9.6%
Healthcare	5.6%
Energy	4.2%
Technology	4.0%
Other Common Stocks	0.3%
Non-Convertible Bonds and Debentures		0.3%
Short-Term Investments		2.6%
Other Assets Less Liabilities, Net		0.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended December 31, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
FMC Technologies, Inc.	128,000
Microchip Technology Incorporated	95,400
Nordson Corporation	37,800
Rotork plc	115,100
NET SALES
Common Stocks
bioMerieux SA	84,598
Maxim Integrated Products, Inc. (1)	309,600

(1)  Indicates elimination from portfolio

SOURCE CAPITAL, INC.
FEDERAL INCOME TAX INFORMATION

(Unaudited)
Calendar 2014

Dividends and Distributions:

Record Date	Payable Date	Amount Paid Per Share		(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
02/19/2014	03/15/2014	$0.80		$0.0350	$0.7650
05/21/2014	06/15/2014	0.80		0.0345	0.7655
08/20/2014	09/15/2014	0.80		0.0345	0.7655
11/19/2014	12/15/2014	1.80	*	0.0775	1.7225
TOTAL		$4.20		$0.1815	$4.0185

*  Includes $1.00 per share special year-end distribution.

The amounts in column (1) are to be included as dividend income on your tax return and 100% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2014 tax returns. For corporate shareholders, 100% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2014. Therefore, Common shareholders will not receive a Form 2439 for 2014.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2014 none of the distributions paid was reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported in column (1) were derived from U.S. Treasury Securities.

Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 1.0% of these gains was derived from assets held from 1 to 2 years, 4.1% from 2 to 3 years, 0.4% from 3 to 4 years, 2.8% from 4 to 5 years, 8.0% from 5 to 6 years, and 83.7% of these gains was derived from assets held more than 6 years.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2014

COMMON STOCKS	Shares	Fair Value
RETAILING — 31.8%
Bed Bath & Beyond, Inc.*	244,900	$18,654,033
CarMax, Inc.*	762,200	50,747,276
L'Occitane International SA (Luxembourg)	4,702,050	11,860,451
O'Reilly Automotive, Inc.*	414,400	79,821,728
Signet Jewelers Limited (Bermuda)	459,200	60,416,944
		$221,500,432
PRODUCER DURABLE GOODS — 23.9%
Franklin Electric Co., Inc.	451,200	$16,933,536
Graco Inc.	395,800	31,735,244
HNI Corporation	513,733	26,231,207
IDEX Corporation	406,100	31,610,824
Nordson Corporation	163,800	12,769,848
Rotork plc (Great Britain)	187,300	6,789,756
WABCO Holdings Inc.*	383,000	40,130,740
		$166,201,155
BUSINESS SERVICES & SUPPLIES — 17.6%
Aggreko plc (Great Britain)	537,009	$12,587,384
CLARCOR Inc.	252,700	16,839,928
Copart, Inc.*	687,100	25,072,279
Domino Printing Sciences plc (Great Britain)	1,066,000	10,964,983
Halma plc (Great Britain)	1,325,000	14,196,977
ScanSource, Inc.*	736,263	29,568,322
Spirax-Sarco Engineering plc (Great Britain)	295,153	13,229,495
		$122,459,368
TRANSPORTATION — 9.6%
Heartland Express, Inc.	1,134,300	$30,637,443
Knight Transportation, Inc.	1,021,200	34,373,592
Kuehne & Nagel International AG (Switzerland)	12,700	1,728,334
		$66,739,369
HEALTHCARE — 5.6%
bioMerieux SA (France)	34,289	$3,557,326
Bio-Rad Laboratories, Inc. (Class A)*	147,700	17,806,712
Sonova Holding AG (Switzerland)	68,000	10,047,476
Varian Medical Systems Inc.*	85,300	7,379,303
		$38,790,817
ENERGY — 4.2%
FMC Technologies, Inc.*	435,800	$20,412,872
Noble Corporation	529,200	8,768,844
		$29,181,716
TECHNOLOGY — 4.0%
EVS Broadcast Equipment S.A. (Belgium)	187,150	$6,767,512
Microchip Technology Incorporated	470,351	21,217,534
		$27,985,046
OTHER COMMON STOCKS — 0.3%		$2,345,363
TOTAL COMMON STOCKS — 97.0% (Cost $313,764,560)		$675,203,266

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

NON-CONVERTIBLE BONDS AND DEBENTURES — 0.3% (Cost $2,409,000)	Principal Amount	Fair Value
Quality Distribution LLC — 9.875% 2018	$2,400,000	$2,520,000
TOTAL INVESTMENT SECURITIES — 97.3% (Cost $316,173,560)		$677,723,266
SHORT TERM INVESTMENTS — 2.6% (Cost $18,158,000)
State Street Bank Repurchase Agreement — 0% 01/02/2015 (Dated 12/31/2014, repurchase price $18,158,000, collateralized by: $70,000 principal amount of U.S. Treasury Bonds — 4.5% 2038 fair value $93,888; $200,000 principal amount U.S. Treasury Bonds — 2.75% 2024 fair value $212,500; $15,301,500 principal amount U.S Treasury Notes — 2.125% 2021 fair value $15,301,500; $2,800,000 principal amount U.S. Treasury Notes — 2.5% 2023 fair value $2,915,500)	$18,158,000	$18,158,000
TOTAL INVESTMENTS — 99.9% (Cost $334,331,560)		$695,881,266
Other assets less liabilities, net — 0.1%		357,313
NET ASSETS — 100.0%		$696,238,579

*  Non income producing securities

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Investment securites — at market value (cost $316,173,560)	$677,723,266
Short-term investments — at amortized cost (maturities 60 days or less)	18,158,000	$695,881,266
Cash		222
Receivable for:
Investment securities sold	$541,487
Dividends	182,211
Interest	39,500	763,198
		$696,644,686
LIABILITIES
Payable for:
Advisory fees	398,107
Accrued expenses	8,000	406,107
NET ASSETS		$696,238,579
SUMMARY OF SHAREHOLDERS' EQUITY
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares		$8,655,240
Additional Paid-in Capital		320,783,440
Undistributed net realized gain		5,250,193
Unrealized appreciation of investments		361,549,706
NET ASSETS		$696,238,579
Common Stock net asset value per share		$80.44
Common Stock market price per share		$72.13

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividends		$6,127,926
Interest		398,848
		$6,526,774
Expenses
Advisory fees	$4,539,978
Directors' fees and expenses	185,845
Reports to shareholders	149,376
Transfer agent fees and expenses	137,603
Taxes, other than federal income tax	90,890
Legal and auditing fees	81,816
Custodian fees and expenses	54,982
Registration and filing fees	25,025
Other expenses	21,394	5,286,909
Net investment income		$1,239,865
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term corporate notes with maturities 60 days or less)	$79,082,577
Cost of investment securities sold	38,888,360
Net realized gain on investments		$40,194,217
Unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$310,367,293
Unrealized appreciation at end of year	361,549,706
Change in unrealized appreciation of investments		51,182,413
Net realized and unrealized gain on investments		$91,376,630
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$92,616,495

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the year ended December 31,
	2014		2013
CHANGE IN NET ASSETS
Operations:
Net investment income	$1,239,865		$1,079,584
Net realized gain on ivestments	40,194,217		20,024,397
Change in unrealized appreciation of investments	51,182,413		133,685,665
Change in total net assets resulting from operations		$92,616,495		$154,789,646
Distributions to Common shareholders:
From net investment income	$(1,570,290)		$(1,868,613)
From net realized capital gains	(34,781,718)	(36,352,008)	(24,097,107)	(25,965,720)
Net change in net assets		$56,264,487		$128,823,926
TOTAL NET ASSETS
Beginning of year		639,974,092		511,150,166
End of year		$696,238,579		$639,974,092

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each year

	Year ended December 31,
	2014	2013	2012	2011	2010
Common Stock:
Per share operating performance:
Net asset value at beginning of year	$73.94	$59.06	$54.30	$60.47	$50.36
Income from investment operations:
Net investment income	$0.14	$0.14	$0.32	$0.22	$0.48
Net realized and unrealized gain (loss) on investment securities	10.56	17.74	8.18	(2.84)	12.58
Total from investment operations	$10.70	$17.88	$8.50	$(2.62)	$13.06
Distributions to Preferred shareholders:
From net investment income	—	—	$(0.19)	$(0.28)	$(0.55)
From net realized capital gains	—	—	(0.08)	(0.27)	—
Distributions to Common shareholders:
From net investment income	$(0.18)	$(0.22)	(0.10)	—	—
From net realized capital gains	(4.02)	(2.78)	(3.37)	(3.00)	(2.40)
Total distributions	$(4.20)	$(3.00)	$(3.74)	$(3.55)	$(2.95)
Net asset value at end of year	$80.44	$73.94	$59.06	$54.30	$60.47
Per share market value at end of year	$72.13	$67.10	$52.22	$46.98	$53.20
Total investment return(1)	14.2%	34.8%	18.5%	(6.3)%	30.0%
Net asset value total return(2)	14.9%	30.9%	15.6%	(5.2)%	26.0%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$696,239	$639,974	$511,150	$524,174	$577,535
Ratios based on average net assets applicable to Common Stock:
Expenses(3)	0.80%	0.84%	0.93%	0.96%	0.98%
Net investment income(3)	0.19%	0.18%	0.56%	0.38%	0.92%
Portfolio turnover rate	6.42%	9.19%	7.42%	17.50%	12.59%
Preferred Stock(4):
Total shares outstanding(5)	N/A	N/A	N/A	1,969,212	1,969,212
Asset coverage per share(5)	N/A	N/A	N/A	$266.18	$293.28
Involuntary liquidation preference per share	N/A	N/A	N/A	$27.50	$27.50
Average market value per share(6)	N/A	N/A	N/A	$34.60	$34.27

(1)  Based on market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on average total net assets are as follows:

	2014	2013	2012	2011	2010
Expenses	0.80%	0.84%	0.88%	0.87%	0.88%
Net investment income	0.19%	0.18%	0.53%	0.34%	0.82%

(4)  The Preferred Stock was redeemed on June 29, 2012.

(5)  Information shown as of the end of the year.

(6)  The average of all month-end market values during each year.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets prior to the year ended December 31, 2013 do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Company's investment adviser, First Pacific Advisors, LLC ("Investment Adviser"), generally results in the Company's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Company to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Company are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Investment Adviser. Such collateral is in the possession of the Company's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014

The Company may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Company, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Company. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Company receives securities as collateral with a market value in excess of the repurchase price to be received by the Company upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Company recognizes a liability with respect to such excess collateral to reflect the Company's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Company's Portfolio of Investments.

NOTE C—Capital Stock

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the year ended December 31, 2014.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays the Investment Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the year ended December 31, 2014, the Company paid aggregate fees of $184,451 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2014, were as follows:

Undistributed ordinary income	-0-
Undistributed net realized gains	$5,419,714

The tax status of dividends and distributions paid during the fiscal years ended December 31, 2014 and 2013, were as follows:

	2014	2013
Common Stock:
Dividends from ordinary income	$1,570,291	$1,943,199
Distributions from long-term capital gains	$34,781,717	$24,022,521

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $40,645,029 during the year ended December 31, 2014. Realized gains and losses are based on the specific identification method.

The cost of securities was $316,343,081 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2014, for federal income tax purposes was $373,251,608 and $11,871,423, respectively, resulting in net unrealized appreciation of $361,380,185. As of and during the year ended December 31, 2014, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2011 or by state tax authorities for years ended on or before December 31, 2010.

During the year ended December 31, 2014, the Company reclassified $310,790 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting relating to differences in the methods used to amortize market discount.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under procedures adopted by the authority of the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of December 31, 2014:

Investments	Level 1(2)	Level 2(2)	Level 3(2)	Total
Common Stocks(1)	$675,203,266	—	—	$675,203,266
Non-Convertible Bonds & Debentures	—	$2,520,000	—	2,520,000
Short-Term Investments	—	18,158,000	—	18,158,000
Total Investments	$675,203,266	$20,678,000	—	$695,881,266

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2014.

NOTE G—Collateral Requirements

The Company has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Company discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Company discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Company's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Company as of December 31, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$18,158,000	$18,158,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $18,523,388 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2014, the results of its operations for the year then ended, the changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 13, 2015

Notice of Source of Distributions
(Unaudited)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

			Source of Distributions
Record Date	Payable Date	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
2/19/2014	3/15/2014	$0.80	$0.0357	$0.7643
5/21/2014	6/15/2014	0.80	0.0343	0.7657
8/20/2014	9/15/2014	0.80	0.0343	0.7657
11/19/2014	12/15/2014	1.80	0.0771	1.7229
		$4.20	$0.1814	$4.0186

See page 5 for federal income tax information.

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 11, 2014, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2015, on the recommendation of the Independent Directors, who met in executive session on August 11, 2014 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Investment Adviser and its staffing in connection with the Company, including the Company's portfolio managers and the senior analyst on their team, the scope of accounting, administrative, shareholder, and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service, and the reputation of the Company's portfolio managers, Eric Ende, who has managed the Company since 1996, and Gregory Herr, who joined the Adviser in 2007 and has managed the Company since 2013. The Board and the Independent Directors also discussed with the Adviser that Steven R. Geist had stepped down from day-to-day portfolio management responsibilities, as well as the steps that the Adviser is taking to assure the provision of high-quality investment advice to the Company. The Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Company. They also received information from an independent consultant, Lipper, regarding the Company's performance relative to a peer group non-leveraged closed-end core funds selected by Lipper ("Peer Group"). The Board and the Independent Directors noted the Company's competitive investment performance when compared to the Peer Group. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Company and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Company's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Company's fees and expenses were at the low end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Company at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Company, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Company. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory services. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Company did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Company have increased significantly in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the investment management team, and additions to administrative personnel and systems that enhance the quality of services provided to the Company.

The Independent Directors noted that the fee rate contained breakpoints as the Company's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Company given the ongoing investments the Adviser is making in its business for the benefit of the Company, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. In addition, the Adviser noted that since the Company is a closed-end fund, and based upon the Company's current operating policies, the ability to raise additional assets is limited. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's representation that its internal costs of providing investment management services to the Company have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Company and in its service infrastructure, and that in light of these investments, additional breakpoints in the Company's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Company, including the acquisition and use of research services with commissions generated by the Company, in concluding that the contractual advisory and other fees are fair and reasonable for the Company. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Company.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Company continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Company to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2015.

SOURCE CAPITAL, INC.
DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Allan M. Rudnick - (74)*	Director & Chairman	Years Served: 2 Years	Private investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick - (77)*	Director	Term: 1 Year Time Served: 8 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7
Alfred E. Osborne, Jr. - (70)*	Director	Term: 1 Year Time Served: 1 Year	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum Inc.
A. Robert Pisano - (71)*	Director	Term: 1 Year Time Served: 1 Year	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell - (71)*	Director	Term: 1 Year Time Served: 4 Years	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	7	The Motion Picture and Television Fund
Eric S. Ende - (70)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 30 Years	Partner of the Adviser.	3
Gregory A. Herr - (42)	Vice President & Portfolio Manager	Time Served: 1 Year	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
J. Richard Atwood - (54)	Treasurer	Time Served: 18 Years	Managing Partner of the Adviser.
Sherry Sasaki - (60)	Secretary	Time Served: 30 Years	Assistant Vice President and Secretary of the Adviser.
Leora R. Weiner - (44)	Chief Compliance Officer	Time Served: <1 Year

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008-2014.

E. Lake Setzler III - (47)	Assistant Treasurer	Time Served: 9 Years	Senior Vice President and Controller of the Adviser.
Michael P. Gomez - (29)	Assistant Vice President	Years Served: 2 Years	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

Each of the above individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA, 90025.

* Audit committee member

Messrs. Merrick, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

SOURCE CAPITAL, INC.
DIRECTORS AND OFFICERS

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2014, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2013, was submitted to the NYSE on May 12, 2014. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

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SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                         Principal Accountant Fees and Services.

	2013	2014
(a) Audit Fees	$37,700	$38,454
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$8,160	$8,320
(d) All Other Fees	-0-	-0-

(e)(1)                 Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                  Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                              Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)                                 Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                                                         Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are:  Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell, Allan M. Rudnick.

Item 6.                                                         Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

POLICY

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”), separately managed accounts (including those governed under the laws and provisions of ERISA), as well as non-registered investment funds (collectively referred to as “client” or “clients”).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that the proxies for all accounts that have delegated voting to the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although a majority of proxy proposals are routine and can be voted in accordance with the Adviser’s guidelines, the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception.

CONFLICTS OF INTEREST

In order to further mitigate any conflicts of interest Adviser has contracted with Institutional Shareholder Services, Inc. (“ISS”). ISS was founded in 1985 and is the world’s leading provider of proxy advisory and corporate governance solutions to financial market participants. ISS’ services include objective proxy research and analysis, end-to-end proxy voting and distribution solutions, turnkey securities class-action claims management, and reliable governance data and modeling tools.

ISS will provide the following services to FPA:

•                  Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•                  Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•                  Provides FPA with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•                  Annual analysis and rationale for guideline amendments.

If the Adviser becomes aware that a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

•                  Vote in accordance with the ISS recommendation.  To the extent that the Adviser has little or no purpose to deviate from the recommended vote with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

•                  Deviate from ISS recommendation.  To the extent that the Adviser deviates from an ISS recommendation with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review proxy proposals for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether a partner of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser becomes aware that it is in the client’s best interest, the Adviser will request that ISS not vote proxies received. In other situations the client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser will request ISS to refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

Unsupervised Securities.  The Adviser will not vote unsupervised securities.

Non-Discretionary Accounts.  If the Adviser accepts a client with non-discretionary authority it may also yield the authority to vote proxies.

Foreign Issuers/Non-U.S. proxies. The Adviser will vote foreign issue proxies on a best efforts basis. Some foreign proxies may involve a number of issues that restrict or prevent the Adviser’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on the ISS platform (because some issuers do not reimburse custodians for the distribution of proxies.  The Adviser will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Adviser may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

RECORD KEEPING

ISS as a turnkey operation retains records in accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.              these proxy voting policies and procedures, and all amendments thereto;

2.              all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.              a record of all votes cast on behalf of clients;

4.              records of all client requests for proxy voting information;

5.              any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.              all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  ISS on behalf of the Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Although ISS performs independent research and voting decisions on each proxy issue, the following guidelines were provided by the Adviser to ISS. These may assist clients in understanding generally how votes are cast, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:			Oppose

	a)	Proposals to stagger board members’ terms;
	b)	Proposals to limit the ability of shareholders to call special
		a.	meetings;
	c)	Proposals to require super majority votes;
	d)	Proposals requesting excessive increases in authorized
		a.	common or preferred shares where management provides
		b.	no explanation for the use or need of these additional
		c.	shares;
	e)	Proposals regarding “fair price” provisions;
	f)	Proposals regarding “poison pill” provisions; and
	g)	Permitting “green mail.”

2.	Providing cumulative voting rights			Oppose

3.	“Social issues,” unless specific client guidelines supersede			Oppose

4.	Election of directors recommended by management, except if there is a proxy fight			Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies			Approve

6.	Date and place of annual meeting			Approve

7.	Limitation on charitable contributions or fees paid to lawyers			Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting			Approve

9.	Confidential voting			Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC

REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to Sherry Sasaki, Corporate Secretary, First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90025, or fax your request to (310) 996-5450, or by e-mail to sasaki@fpafunds.com

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                Eric S. Ende and Gregory A. Herr are primarily responsible for the day-to-day management of the registrant.

Mr. Ende has been the Chief Investment Officer and Director of the registrant for more than the past five years and Partner of the Adviser since October 2006.  Mr. Ende has also served as Director of FPA Paramount Fund, Inc., and as Director and Portfolio Manager of FPA Perennial Fund, Inc., for more than the past five years. Mr. Ende served as Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006, as President and Portfolio Manager of FPA Paramount Fund, Inc. from March 2000 to September 2013, Vice President for more than the past five years of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Funds Trust’s FPA Crescent Fund and of FPA Funds Trust’s FPA International Value Fund from December 2011 to May 2014, and President of the registrant from May 2000 to February 2015 and of FPA Perennial Fund, Inc. from September 1995 to February 2015.

Mr. Herr has been the Vice President and Portfolio Manager of the registrant since August 2013, and Managing Director of the Adviser since January 2013. Mr. Herr has also served as Co-Chief Investment Officer of FPA Paramount Fund, Inc. since September 2013, and Vice President and Portfolio Manager of FPA Perennial Fund, Inc. since August 2013. Mr. Herr served as Vice President of the Adviser from April 2007 to December 2013, and as Co-President from September 2013 to February 2015 and as Vice President (from November 2011) and Portfolio Manager (from May 2011) of FPA Paramount Fund, Inc. to September 2013.

FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)                  The Portfolio Managers, Eric S. Ende and Gregory A. Herr, are also responsible for the day-to-day management of one open-end investment company and one other account, with total net assets of approximately $342 million at December 31, 2014. Mr. Herr is also responsible for the day-to-day management of one open-end investment company with an officer of the investment adviser with total net assets of approximately $195 million at December 31, 2014. None of these accounts have an advisory fee based on the performance of the account. The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the registrant and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

(a)(3)                 Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. The Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the registrant’s assets.

For Portfolio Managers who are equity owners of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)                 The dollar value of shares of Common Stock of the registrant owned at December 31, 2014, by Mr. Ende was between $500,001 and $1,000,000, and by Mr. Herr was between $100,001 and $500,000.

(b)                                Not Applicable.

Item 9.                                                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                              Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                              Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)                Code of ethics as applies to the registrant’s senior executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)                Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood, President
(Principal Executive Officer)

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood, President
(Principal Executive Officer)

Date: March 2, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III, Treasurer
(Principal Financial Officer)

Date: March 2, 2015